SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 2, 2005 (June 1,
2005)
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                         Poster Financial Group, Inc.
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             (Exact name of Registrant as specified in its charter)

        Nevada                           333-114335             56-2370836
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(State or other jurisdiction            (Commission          (I.R.S. Employer
     of incorporation)                   File Number)       Identification No.)

        129 E. Fremont Street, Las Vegas, NV                         89101
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       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (702) 385-7111
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

         On June 1, 2005, Poster Financial Group, Inc. ("Poster") issued a press release announcing that Poster had filed a complaint against Barrick Gaming Corporation and a Barrick Gaming subsidiary (collectively "Barrick") seeking the release of a $1 million deposit from escrow on account of Barrick's failure to acquire the stock of the Golden Nugget Laughlin Hotel and Casino before the transaction's May 31, 2005, expiration date. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

Exhibit No              Description
__________              ___________


99.1                    Poster Financial Group, Inc. press release dated
                        June 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  June 2, 2005                           Poster Financial Group, Inc.

                                               By:/s/ Joanne M. Beckett
                                                  -----------------------------
                                               Name:  Joanne M. Beckett
                                               Title: Senior Vice President and
                                                      General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
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   99.1                    Poster Financial Group, Inc. press release dated
                           June 1, 2005.